UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25800 Commercentre Dr., Suite 100
Lake Forest, CA 92630
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 3.02.	Unregistered Sales of Equity Securities.

On August 17, 2005, Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), issued 416,000 shares of its common stock to DKR Soundshore Oasis Holding Fund Ltd. (“DKR”) in connection with the conversion by DKR of a 6% Senior Secured Note Due July 2007 issued in July 2004 by the Company to DKR in the amount of $416,000.00 (“Note”). The shares were issued at a conversion price of $1.00 per share. This transaction was not registered under the Securities Act, in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as there was no general solicitation and the securities were issued to a limited number of investors, each of whom was an “accredited investor” within the meaning of Rule 501 of Regulation D. The shares of common stock issued to DKR in this transaction will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By: /s/ John Kang
John Kang
Chairman, President, and Chief Executive Officer

Date: August 22, 2005

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